March 2, 2015

ULTIMUS MANAGERS TRUST

Ryan Labs Core Bond Fund

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information,
each dated December 24, 2014

On January 28, 2015, Sun Life Financial, Inc. announced an agreement to acquire Ryan Labs, Inc. (the "Adviser") from its current owners (the "Acquisition"). The Acquisition is subject to certain approvals and other conditions and is expected to close (the "Closing") in the second quarter of 2015.

Under the Investment Company Act of 1940, the closing of the Acquisition will cause the current investment advisory agreement (the "Current Agreement") between the Ryan Labs Core Bond Fund (the "Fund") and the Adviser to terminate.  At a special meeting held on February 27, 2015 (the "Special Meeting"), the Board of Trustees of the Fund (the "Board") approved a new advisory agreement (the "Proposed Agreement") between the Fund and the Adviser, which will be submitted on or about March 15, 2015, to the shareholders of the Fund for their approval by written consent solicitation.

In addition, in order to avoid any disruption of services to the Fund, at the Special Meeting, the Board also approved an interim advisory agreement (the "Interim Agreement") between the Adviser and the Fund.  The Interim Agreement will go into effect upon the Closing and will terminate upon the earlier of (i) 150 days from the date of the Closing and (ii) the date of approval of the Proposed Agreement by the shareholders of the Fund.

Except for the effective and termination dates (and, in the case of the Interim Agreement, the deposit of advisory fees into an escrow account), the terms of the Interim Agreement and the Proposed Agreement are identical to the terms of the Current Agreement. In deciding to approve the Interim Agreement and the Proposed Agreement, the Board considered, among other factors, the Adviser's experience in managing the Fund, the fact that the advisory fees payable under the Interim Agreement and the Proposed Agreement are the same as the advisory fee payable under the Current Agreement, and the expectation that the Acquisition is not expected to materially change any of the services provided by the Adviser to the Fund.

For more information, or to obtain a copy of the Fund's Prospectus or SAI free of charge, please contact the Fund at 1-800-514-3583.

Investors should retain this supplement for future reference.